Prepaid Expenses and Other Tax Assets	12 Months Ended
Dec. 31, 2023
Prepaid Expenses and Other Tax Assets
Prepaid Expenses and Other Tax Assets

Section G — Other Disclosures

This section provides additional disclosures on miscellaneous topics, including information pertaining to the Executive Board, the Supervisory Board, related party transactions, and other corporate governance topics.

(G.1) Prepaid Expenses and Other Tax Assets

€ millions	2023			2022
	Current	Non-Current	Total	Current	Non-Current	Total
Prepaid expenses	844	386	1,230	828	512	1,340
Other tax assets	241	33	274	244	49	293
Total	1,085	419	1,504	1,072	561	1,633
/ Other non-financial assets	2,374	3,573	5,947	2,139	3,580	5,719
Prepaid expenses and other tax assets as % of / Other non-financial assets	46	12	25	50	16	29

Prepaid expenses primarily consist of prepayments for hyperscalers, support services, and software royalties. Other tax assets primarily consist of value-added tax (VAT).